Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Multiple Sponsored Retirement Options II

Supplement Dated February 29, 2024 to the Contract Prospectus,

Initial Summary Prospectus, and Updating Summary Prospectus,

each dated May 1, 2023, as amended

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

NOTICE OF AND IMPORTANT INFORMATION ABOUT
UPCOMING FUND NAME CHANGES AND REORGANIZATIONS

FUND NAME CHANGE

Effective on or about May 1, 2024, the ClearBridge Aggressive Growth Fund will change its name to the ClearBridge Growth Fund. All references in your contract prospectus and summary prospectuses, as applicable, referencing “ClearBridge Aggressive Growth Fund” are to be deleted and replaced with “ClearBridge Growth Fund.”

FUND REORGANIZATIONS

Effective on or about December 31, 2024, the Delaware Ivy Science and Technology Fund will merge into the Macquarie Science and Technology Fund. All references in your contract prospectus and summary prospectuses, as applicable, referencing “Delaware Ivy Science and Technology Fund” are to be deleted and replaced with “Macquarie Science and Technology Fund.”

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Effective on or about December 31, 2024, the Delaware Small Cap Value Fund will merge into the Macquarie Small Cap Value Fund. All references in your contract prospectus and summary prospectuses, as applicable, referencing “Delaware Small Cap Value Fund” are to be deleted and replaced with “Macquarie Small Cap Value Fund.”

X.167680-23A	February 2024

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectuses, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.167680-23A	February 2024